ALEXANDER & BALDWIN, INC.

Subsidiaries as of February 1, 2022

Name of Subsidiary	State or Other Jurisdiction Under Which Organized

SUBSIDIARIES AND RELATED ENTITIES*
Alexander & Baldwin Investments, LLC	Delaware
Alexander & Baldwin, LLC	Delaware
Alexander & Baldwin, LLC, Series R	Delaware
A&B Deer Valley LLC	Delaware
A&B Gateway LLC	Hawaii
A&B Little Cottonwood LLC	Delaware
A&B Lot 100 LLC	Hawaii
A&B Mililani Investment LLC	Hawaii
A&B Napili LLC	Hawaii
AB Collection Retail LLC	Hawaii
A & B Properties Hawaii, LLC, Series R	Delaware
A&B Lanihau LLC	Hawaii
A&B Manoa LLC	Hawaii
A&B Ninigret LLC	Hawaii
A&B P&L LLC	Hawaii
A&B Visalia 1 LLC	Hawaii
A&B Visalia 3 LLC	Delaware
A&B Wailea LLC, Series 2	Delaware
A&B Waipio 100 LLC	Hawaii
A&B Waipio Shopping Center LLC	Hawaii
AB Properties Concorde LLC	Hawaii
ABP Deer Valley LLC	Delaware
ABP HDI LLC	Hawaii
ABP Hokulei LLC	Hawaii
ABP Honokohau LLC	Hawaii
ABP Kahai Warehouse LLC	Hawaii
ABP Kailua Road LLC	Hawaii
ABP Kakaako Commerce 1 LLC	Hawaii
ABP Kakaako Commerce 2 LLC	Hawaii
ABP Kalihi Yard LLC	Hawaii
ABP Kapolei Lot 5 LLC	Hawaii
ABP Kapolei Lot 22 LLC	Hawaii
ABP Kapolei Warehouse LLC	Hawaii
ABP KBPWII LLC	Hawaii
ABP KI New LLC	Hawaii
ABP KI Old LLC	Hawaii
ABP Komohana LLC	Hawaii
ABP Laulani LLC	Hawaii
ABP Manoa Marketplace LH LLC	Hawaii
ABP Mililani Gateway LLC	Hawaii
ABP Mililani Gateway South LLC	Hawaii

ABP Napili LLC	Hawaii
ABP Pearl Highlands LLC	Hawaii
ABP Puunene LLC	Hawaii
ABP Residuary LLC	Hawaii
ABP 2927 East Manoa Road LLC	Hawaii
ABP Ulupuni LLC	Hawaii
ABP Waikoloa LLC	Hawaii
ABP Waipouli LLC	Hawaii
ABP Windward LLC	Hawaii
Aikahi Park Holdings LLC	Hawaii
EOK Kihei LLC	Hawaii
Kahului Town Center LLC	Hawaii
KKV Management LLC	Hawaii
Palmdale Trade & Commerce Center, LLC**	California
Panama and Gosford Retail, LLC**	California
Port Allen Residential LLC	Hawaii
Rye Canyon Office Partners, LLC**	California
Square One Lahaina LLC	Hawaii
WDCI Deer Valley LLC	Delaware
WDCI Komohana LLC	Hawaii
A&B Waianae LLC	Delaware
AB Hawaii Royal MacArthur LLC	Hawaii
ABI Concorde LLC	Hawaii
ABI Mililani Gateway South LLC	Hawaii
ABL Ag. LLC	Hawaii
ABL Exchange LLC	Hawaii
ABL Hahani LLC	Hawaii
ABL Hamakua LLC	Hawaii
ABL Kakaako Commerce 1 LLC	Hawaii
ABL Kakaako Commerce 2 LLC	Hawaii
ABL Kelo LLC	Hawaii
ABL Manoa Marketplace LF LLC	Hawaii
ABL Manoa Marketplace LH LLC	Hawaii
ABL 233 Lahainaluna Road LLC	Hawaii
ABX Napili LLC	Hawaii
DSD LLC	Hawaii
East Maui Landholdings, LLC	Hawaii
EMI Kakaako Commerce LLC	Hawaii
EMI Residuary LLC	Hawaii
Kukui’ula Acres LLC	Hawaii
Kukui’ula Village LLC	Delaware
Kukui’ula Web IP LLC	Hawaii
Lodge IP LLC**	Hawaii
McBryde Sugar Company, LLC, Series R	Delaware
McBryde Concorde LLC	Hawaii
Alexander & Baldwin, LLC, Series T	Delaware

A&B KRS II LLC	Hawaii
A & B Properties Hawaii, LLC, Series T	Delaware
A&B Airport Hotel LLC	Hawaii
A&B Guam LLC	Hawaii
A&B Ka Milo LLC	Hawaii
A&B Kakaako LLC	Hawaii
A&B Kane LLC	Hawaii
A&B Kihei LLC	Hawaii
Kamalani Ventures LLC	Hawaii
A&B Kukui’ula Fairway Homes LLC	Hawaii
ABP-EWP Development LLC**	Hawaii
A&B MF-11 LLC	Hawaii
Keala O Wailea LLC**	Hawaii
A&B MLR LLC	Hawaii
A&B Riverside LLC	Hawaii
A&B Santa Barbara LLC	Hawaii
Santa Barbara Land and Ranching	Delaware
Company, LLC**
A&B Waiawa LLC	Hawaii
A&B Waikiki LLC	Hawaii
A&B Wailea LLC, Series 1	Delaware
A&B Wailea LLC, Series 3	Delaware
A&B Wailea Ridge Holdings LLC	Hawaii
ABP Waikoloa TRS LLC	Hawaii
Blacksand Hawaii Investment LLC	Hawaii
EOK 4607 LLC	Hawaii
Estates of Kahala LLC	Hawaii
Keawe Development LLC	Hawaii
The Collection LLC**	Hawaii
Wailea Estates LLC	Hawaii
Wailea MF-7 LLC	Hawaii
Wailea MF-8 LLC	Hawaii
Kai Malu Wailea LLC**	Hawaii
Waimanu Development LLC	Hawaii
Kewalo Development LLC**	Hawaii
A&B II, LLC	Hawaii
A&B EKS Holdings LLC	Hawaii
A&B EKS LH LLC	Hawaii
Grace Pacific LLC	Hawaii
G P Maintenance Solutions, Inc.	Hawaii
G P Roadway Solutions, Inc.	Hawaii
GLP Asphalt LLC**	Hawaii
Goodfellow Grace Pacific A.J.V.**	Hawaii
Grace Pacific Precast, Inc.	Hawaii
Maui Paving, LLC**	Hawaii
Niu Construction, Inc.	Hawaii
Oahu Paving Company, Inc.	Hawaii

Pohaku Pa’a, LLC**	Hawaii
ABHI Management LLC	Hawaii
Agri-Quest Development Company, Inc.	Hawaii
East Maui Irrigation Company, LLC	Hawaii
Kahului Trucking & Storage, Inc.	Hawaii
Kauai Commercial Company, Incorporated	Hawaii
KDC, LLC	Hawaii
Kukui’ula Development Company (Hawaii) LLC**	Hawaii
KDCH Workforce Housing LLC**	Hawaii
Koloa Housing I LLC**	Hawaii
Kukui’ula Makai LLC**	Hawaii
Kukui’ula South Shore Community	Hawaii
Services, LLC**
Makai Cottage Model, LLC**	Hawaii
Kukui’ula Housing Development LLC**	Hawaii
Kukui’ula Model Home LLC**	Hawaii
Lodge Hale Development, LLC**	Hawaii
Kukui’ula Housing Development II, LLC**	Hawaii
Kainani Villas, LLC**	Hawaii
Kukui’ula Residential Development, LLC**	Hawaii
Kukui’ula Development, LLC	Hawaii
South Shore Resources LLC	Hawaii
McBryde Sugar Company, LLC, Series T	Delaware
McBryde Camp Housing LLC	Hawaii
McBryde Resources, Inc.	Hawaii
Ohanui Corporation	Hawaii
WTEI, LLC	Hawaii
WAISOLARTEI, Inc.	Hawaii
Waihonu Equity Holdings LLC**	Hawaii

OTHER RELATED ENTITIES
Alexander & Baldwin Foundation	Hawaii
Brydeswood Water Company	Hawaii
Hawaiian Sugar & Transportation Cooperative	Hawaii

INACTIVE SUBSIDIARIES *
A&B Inc.	Hawaii

* Wholly-owned unless otherwise indicated.
** Partial ownership.